UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2019

COSTAR GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-24531	52-2091509
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1331 L Street, NW,	Washington,	DC	20005
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (202) 346-6500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock ($0.01 par value)	CSGP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02.     Results of Operations and Financial Condition.

On October 22, 2019, CoStar Group, Inc. (“CoStar”) announced its financial results for the quarter ended September 30, 2019. The full text of the press release (the “Press Release”) issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in the Press Release shall be considered “furnished” pursuant to this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, nor shall it be deemed incorporated by reference into any of the Registrant’s reports or filings with the Securities and Exchange Commission, whether made before or after the date hereof, except as expressly set forth by specific reference in such a filing.

Item 8.01    Other Events.

On October 22, 2019, pursuant to the Securities Purchase Agreement, dated September 30, 2019 (the “Agreement”), by and among CoStar Realty Information, Inc., a Delaware corporation (“CRI”), CoStar Portfolio Strategy, LLC, a Delaware limited liability company (“CPS” and, together with CRI, “Buyers”), solely for the purposes set forth therein, CoStar, the Smith Family Trust (“SF Trust”), The Alexander R. Smith STR Trust (“ARS Trust”), Randell Smith, a resident of the state of Tennessee (“Smith”, and together with the SF Trust and ARS Trust, the “STR Sellers”), RCAS, LLC, a Tennessee limited liability company (the “STRG Seller”) (the STR Sellers and the STRG Seller, together, the “Sellers”), STR, Inc., a Tennessee corporation (“STR”), STR Global, Ltd., a private company incorporated and registered in England and Wales (“STRG” and, together with STR, the “Companies”), and Randell Smith, in his capacity as sellers’ representative (“Sellers’ Representative”), and certain ancillary agreements, Buyers acquired all of the issued and outstanding equity interests of each of STR and STRG (the “Acquisition”), for an aggregate purchase price of $450 million in cash, subject to certain adjustments. CPS concurrently acquired STRG’s minority shareholder’s shares pursuant to a separate purchase agreement entered into contemporaneously with the Agreement.

The foregoing description of the acquisition and the Agreement is not complete and is qualified in its entirety by reference to the Agreement, which was attached as Exhibit 10.1 to our Current Report on Form 8-K filed on October 2, 2019 and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)     List of Exhibits.

Exhibit No.	Description
10.1
Securities Purchase Agreement, dated as of September 30, 2019, among CoStar Group, Inc., CoStar Realty Information, Inc., CoStar Portfolio Strategy, LLC, STR, Inc., STR Global, Ltd., the seller parties thereto, and Randell Smith, in his capacity as Sellers’ Representative (Incorporated by reference to Exhibit 10.1 to CoStar’s Current Report on Form 8-K, filed October 2, 2019).

99.1	CoStar Group, Inc. Press Release Dated October 22, 2019 (filed herewith).
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COSTAR GROUP, INC.

By:
Date:	October 22, 2019	/s/ Scott T. Wheeler

Name: Scott T. Wheeler
Title: Chief Financial Officer